Exhibit 32.1

BULOVA TECHNOLOGIES GROUP, INC.
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Bulova Technologies Group, Inc. (the Company) on Form 10-Q for the quarterly period ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the Report), I Stephen L Gurba, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen L Gurba
Stephen L Gurba
Principal Executive Officer March 2, 2016